                                                                   EXHIBIT 10.23

                             CONTRIBUTION AGREEMENT


         This Contribution Agreement (this "AGREEMENT") dated as of the 30th day of May, 1997 is entered into by and between TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and Allan B. Mendelsohn, as Chapter 7 Trustee of Edward Feldman (the "CONTRIBUTOR").

                                R E C I T A L S:

         A. The Contributor owns direct and indirect interests (the "INTERESTS") in Tower 45 Associates Limited Partnership, a New York limited partnership ("T45 ASSOCIATES"), Maitland Property Investors, Ltd., a Florida limited partnership ("MAITLAND"), and Maitland Associates, Ltd., a [Florida] limited partnership (the "GROUND LESSOR" and collectively with T45 Associates and Maitland, the "PARTNERSHIPS"). Included among the interests is certain common stock of Tower 45, Inc. ("T45 INC."), the general partner of T45 Associates, and certain common stock of Lake Success Realty Investors, Inc. ("LAKE SUCCESS"), the corporate general partner of Maitland.

         B. The Contributor is currently involved in bankruptcy proceedings (the "BANKRUPTCY PROCEEDINGS") and, consequently, the transactions herein must be approved by the U.S. Bankruptcy Court for the Eastern District of New York (the "BANKRUPTCY COURT") and Allan B. Mendelsohn, Trustee on behalf of the Estate of Edward and Rosalie Feldman (the "TRUSTEE").

         C. The Operating Partnership desires to acquire from the Contributor the Interests, and the Contributor desires to sell, assign, transfer and convey to the Operating Partnership, on the terms and conditions set forth herein, all of the Contributor's direct and indirect rights, title and interest as a partner of the Partnerships in exchange for cash.

         D. The Operating Partnership desires to acquire the Interests in connection with the ongoing formation of Tower Realty Trust, Inc., a Maryland corporation (the "COMPANY"), which intends to qualify as a real estate investment trust and which is the sole general partner as well as a limited partner of the Operating Partnership.

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Operating Partnership and the Contributor agree as follows:

                                    ARTICLE I

                   TRANSFER OF INTERESTS AND EXCHANGE FOR CASH

         1.1 Contribution Transaction. At the Closing (as defined in Section 2.2 herein) and subject to the terms and conditions contained in this Contribution Agreement, the Contributor shall transfer, absolutely and unconditionally, (i) to the Operating Partnership, all of the Interests other than the common stock of T45 Inc. and Lake Success, and (ii) upon the request of the Operating Partnership, to Tower QRS No. 2 Corp., a wholly-owned subsidiary of the Company, or another assignee or designee of the Operating Partnership, the common stock of T45 Inc. and Lake Success. The transfer of the Contributor's Interests shall be evidenced by a "CONTRIBUTION AND ASSUMPTION AGREEMENT" in substantially the form of EXHIBIT "A" attached hereto. The parties shall take such additional actions and execute such additional documentation as may be required by the agreements of limited partnership of each of the Partnerships (each, a the "PARTNERSHIP AGREEMENT") in order to effect the transactions contemplated hereby.

         1.2 Transfer of Certain Rights. Subject to Section 1.1(ii) above, effective upon the Closing, the Contributor hereby transfers to the Operating Partnership all of its rights and interests, if any, including rights to indemnification in favor of the Contributor, if any, under the agreements pursuant to which the Contributor or its affiliates initially acquired the Interests transferred pursuant to this Contribution Agreement.

         1.3 Consideration. The cash consideration (the "CONSIDERATION") to be paid to the Contributor in respect of the Operating Partnership's purchase of the Interests shall be $1,500,000.00.

                                   ARTICLE II

                                     CLOSING

         2.1 Conditions Precedent. The obligations of the Operating Partnership to effect the transactions contemplated hereby shall be subject to the following conditions:

                  (a) Each of the obligations of the Contributor to be performed by it shall have been duly performed by it on or before the Closing Date;

                  (b) Concurrently with the Closing, the Contributor shall have executed and delivered to the Operating Partnership the documents required to be delivered pursuant to Section 2.3 hereof;

                  (c) The Contributor shall have obtained all necessary consents or approvals of governmental authorities or third parties to the consummation of the transactions contemplated hereby including all consents or approvals of the Bankruptcy Court and Trustee;

                  (d) The Contributor shall not have breached any of its covenants contained herein in any material respect;

                  (e) No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened; and

                  (f) There shall not have occurred between the date hereof and the Closing Date any material adverse change in any of the Partnership's assets or business.

                  The foregoing conditions may be waived by the Operating Partnership in its sole and absolute discretion.

         2.2 Time and Place. The date, time and place of the closing of the transactions contemplated hereunder (the "CLOSING") shall be May [15], 1997 (the "CLOSING DATE"), at 10:01 a.m. in the office of Battle Fowler LLP, 75 East 55th Street, New York, New York 10022 or at such other place and time as the parties shall agree. The transfers described in Sections 1.1 and 1.2 of this Contribution Agreement, and all closing deliveries, shall be deemed concurrent for all purposes.

         2.3 Closing Deliveries. At the Closing, the parties shall make, execute, acknowledge and deliver, or cause to be made,executed, acknowledged and delivered through the Attorney-in-Fact (as designated in Section 5.1 below), the legal documents and other items (collectively, the "CLOSING DOCUMENTS") necessary to carry out the intention of this Contribution Agreement, which Closing Documents and other items shall include, without limitation, the following:

                      (i) A Contribution and Assumption Agreement;

                      (ii) The Partnership's books and records and securities or other evidences of ownership held by the Contributor; and

                      (iii) An affidavit from the Contributor, stating under penalty of perjury, the Contributor's United States Taxpayer Identification Number and that the Contributor is not a foreign person pursuant to section 1445(b)(2) of the Internal Revenue Code of 1986, as amended (the "CODE") and a comparable affidavit satisfying California and any other withholding requirements.

         2.4 Closing Costs. The Operating Partnership shall pay any documentary transfer taxes, escrow charges, title charges and recording taxes or fees incurred in connection with the transactions contemplated hereby.

         2.5 Trustee's Exculpatory Clause. The Contributor is the bankruptcy Trustee of the estate of Edward and Rosalie Feldman, and is executing this Agreement solely in his capacity as Trustee and pursuant to Bankruptcy Court order. The Operating Partnership acknowledges that the Trustee has no knowledge of the facts recited herein, or as to the ability of the Trustee to satisfy any of the terms, conditions, representations or warranties contained herein. The Trustee's sole obligations hereunder shall be to deliver the Interests, free and clear of all claims, liens, encumbrances pursuant to Bankruptcy Court order covering the subject matter of this Agreement, except that certain interests in T45 Associates are being transferred subject to liens and security interests in favor of RSH Associates and GECC in accordance with an order of the bankruptcy court as the same may be amended, and to execute and deliver an Agreement of Assignment, Withdrawal, Admission. Neither the Trustee nor the estate of Edward Feldman shall be liable in the event of any breach of this Agreement or such Agreement of Assignment, Withdrawal, Admission, other than a breach arising from the failure so to deliver the Interests.


                                   ARTICLE III

                           [INTENTIONALLY LEFT BLANK]


                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                          OF THE OPERATING PARTNERSHIP

         As a material inducement to the Contributor to enter into this Agreement and to consummate the transactions contemplated hereby, the Operating Partnership hereby makes to the Contributor each of the representations and warranties set forth in this Article IV, which representations and warranties are true as of the date hereof and shall be true as of the date of the Closing.

         4.1 Authority. (a) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) The Operating Partnership has full right, authority, power and capacity:

                  (i) to execute and deliver this Agreement, each Closing Document to which it is a party and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Agreement; and

                  (ii) to perform the transactions contemplated hereby and thereby.

         (c) This Agreement, each Closing Document to which the Operating Partnership is a party and each agreement, document and instrument executed and delivered by the Operating

Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable in accordance with its respective terms.

         (d) The execution, delivery and performance of this Agreement, each Closing Document to which the Operating Partnership is a party and each such agreement, document and instrument by the Operating Partnership:

                  (i) does not and will not violate the agreement of limited partnership of the Operating Partnership dated as of March 24, 1997 (the "OP AGREEMENT");

                  (ii) does not and will not violate any foreign, federal, state, local or other laws applicable to the Operating Partnership or require the Operating Partnership to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and

                  (iii) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement, any other material agreement, contract, instrument, lease, permit or authorization, or any order, writ, judgment, injunction, decree, determination or arbitration award to which the Operating Partnership is a party or by which the property of the Operating Partnership is bound or affected.

         4.2 No Brokers. The Operating Partnership has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of any Contributor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.


                                    ARTICLE V

                                POWER OF ATTORNEY

         5.1 Grant of Power of Attorney. The Contributor does hereby irrevocably appoint the Operating Partnership (or its designee) and each of them individually and any successor thereof from time to time (such Operating Partnership or designee or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "ATTORNEY-IN-FACT") as the true and lawful attorney-in-fact and agent of the Contributor, to act in the name, place and stead of the Contributor to make, execute, acknowledge and deliver all such other contracts, orders, other writings (including without limitation the execution of any Closing Documents or other documents relating to the acquisition by the Operating Partnership of the Interests), to provide information to the Securities and Exchange Commission and others about the transactions contemplated hereby and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Contribution Agreement, as fully as could the Contributor if personally present and acting. Further, the Contributor hereby grants to the Attorney-in-Fact a proxy (the "PROXY") to vote the Contributor's Interests on any matter related to the Transactions contemplated hereby presented to the partners of any Partnership for a vote, including, but not limited to, the transfer of interests in such Partnership by the other partners.

         Each of the Power of Attorney and Proxy and all authority granted hereby shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of the Contributor, by operation of law or by the occurrence of any other event or events, and if any other such act or events shall occur before the completion of the transactions contemplated by this Contribution Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such other act or events had not occurred and regardless of notice thereof. The Contributor agrees that, at the request of the Operating Partnership, it will promptly execute a separate power of attorney and proxy on the same terms set forth in this ARTICLE 5, such execution to be witnessed and notarized. The Contributor hereby authorizes the reliance of third parties on each of the Power of Attorney and Proxy.

         The Contributor acknowledges that the Operating Partnership has, and any designee or successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Contribution Agreement.

         5.2 Limitation on Liability. It is understood that the Attorney-in-Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney or Proxy granted by the Contributor hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the transactions contemplated hereby or the Company's contemplated initial public offering (the "IPO"), or the acquisition of the Interests by the Operating Partnership and shall not be liable for any error or judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. The Contributor agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Attorney-in-Fact under the Power of Attorney or Proxy created by the Contributor hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Attorney-in-Fact. The Contributor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership or its successors or affiliates), and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to Contributor hereunder, release, amend or modify any other power of attorney or proxy granted by any other person under any related agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 Amendment. (a) This Agreement may only be amended by a written agreement duly executed by the Contributor and the Operating Partnership.

         (b) No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

         6.2 Entire Agreement; Counterparts; Applicable Law. This Agreement

                  (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof,

                  (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument, and

                  (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflicts of law provisions thereof.

         6.3 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by the Operating Partnership without the prior written consent of the Contributor, or by any Contributor without the prior written consent of the Operating Partnership, and any attempted assignment without such consent shall be void and of no effect; provided, further, however, that the Operating Partnership may assign all or any portion of this Agreement and the Closing Documents and any agreement contemplated hereunder or thereunder to the Company or to an affiliate of the Operating Partnership or the Company without the consent of the Contributor.

         6.4 Titles. The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

         6.5 Third Party Beneficiary. No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary right or any other right of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity, provided, however, that Article V and Sections 6.3 and
6.9 of this Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

         6.6 Severability. (a) If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

         (b) The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

         6.7 Equitable Remedies. (a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

         (b) It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of New York (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Agreement or otherwise at law or in equity.

         6.8 Notices. Any notice or demand which must or may be given under this Agreement or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given

                  (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission),

                  (ii) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or

                  (iii) one (1) business day after being deposited with a nationally known commercial courier service utilizing its next day delivery service (such as Federal Express);

addressed and delivered or telecopied in the case of a notice to the Operating Partnership to the following address and telecopy number:

                  Tower Realty Operating Partnership, L.P.
                  120 West 45th Street, 24th Floor
                  New York, New York  10036-4003
                  Attention: Lawrence Feldman
                  Phone: (212)768-9010
                  Telecopy: (212)768-9479
with a copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York 10022
                  Attention: Steven L. Lichtenfeld, Esq.
                  Phone: (212)856-6996
                  Telecopy: (212)856-7823

and addressed and delivered or telecopied, in the case of a notice to the Contributor, to the address and telecopy number set forth under the Contributor's name on the signature page hereof.

         6.9 Waiver of Rights; Consents with Respect to Partnership Interests.
(a) The Contributor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby (including the declaration of any dividend or distribution in the form of an additional interest in a Partnership) may conflict with, and may not have been contemplated by, a Partnership Agreement or another agreement among one or more holders of interests in a Partnership or one or more of the partners of a Partnership.

         (b) The Contributor expressly gives all Consents (and any consent necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to facilitate any Conveyance Action relating to a Partnership (as such terms are defined below).

         (c) The Contributor further agrees that the Contributor will take no action to enjoin, or seek damages resulting from, any Conveyance Action by any holder of a direct or indirect interest in a Partnership.

         (d) The Waivers and Consent contained in this Section 6.9 shall terminate upon the termination of this Agreement, except as to transactions completed hereunder prior to termination.

         (e) (i) As used herein, the term "CONVEYANCE ACTION" means, with respect to a Partnership,

                  (ii) the conveyance or agreement to convey by a partner thereof or by any holder of an indirect interest therein (whether or not such partner or holder is a contributor under an agreement containing terms similar to this Contribution Agreement) of its direct or indirect interest in such Partnership to the Operating Partnership or the Company or to another person in connection with the formation of the Operating Partnership or the Company, or

                  (iii) the entering into by any such partner or holder of any agreement relating to

                           (A) the formation of the Operating Partnership or the Company,

                           (B) the direct or indirect acquisition by the
                  Operating Partnership or the Company of any such direct or indirect interest, or

                           (C) the transactions described in or contemplated by
                  the prospectus relating to the IPO, or

                  (iv) the taking by any such partner or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing):

                           (A) any sale or distribution to any person of a
                  direct or indirect interest in such Partnership or an undivided tenant-in-common interest in the Property represented by such partnership interest,

                           (B) the entering into of any agreement with any
                  person or entity that grants to such person or entity the right to purchase a direct or indirect interest in such Partnership, and

                           (C) the giving of the Consents and Waivers contained
                  in this Section 6.9 or consents or waivers similar thereto in form or purpose.

                  (v) As used herein, the term "CONSENTS" means, with respect to a Partnership, any consent deemed by the Operating Partnership to be necessary or desirable under the applicable Partnership Agreement or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein

                           (A) to permit any and all Conveyance Actions relating
                  to such Partnership or to amend such Partnership Agreement and/or other agreements so that no provision thereof prohibits, restricts, impairs or interferes with any Conveyance Action (such amendment to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for other than cash),

                           (B) to admit the Operating Partnership (or the
                  Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) as a substitute limited partner or general partner of such Partnership upon the Operating Partnership's or any such affiliate's acquisition of a limited or general partner interest therein, respectively, and to adopt such amendment as is necessary or desirable to effect such admission,

                           (C) to adopt any amendment as may be deemed desirable
                  by the Operating Partnership, either simultaneously with or immediately prior to the acquisition by the Operating Partnership or any such affiliate of a limited or general partnership interest therein, provided, however, that such amendment will not result in any increased liability on the part of the Contributor or under such Partnership Agreement, and

                           (D) to continue such Partnership following the
                  transfer of interests therein to the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above).

                  (vi) As used herein, the term "WAIVERS" means, with respect to a Partnership, the waiving of any and all rights that the Contributor may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to the Contributor or other person upon the occurrence of, a Conveyance Action relating to such Partnership including, but not limited to, the following rights:

                           (A) rights of notice,

                           (B) rights to response periods,

                           (C) rights to purchase the direct or indirect
                  interest of another partner in such Partnership (or the property interests represented by such partnership interest), or to sell the Contributor's or other person's direct or indirect interest therein to another partner,

                           (D) rights to sell the Contributor's or other
                  person's direct or indirect interest therein at a price other than as provided herein, or

                           (E) rights to prohibit, limit, invalidate, otherwise
                  restrict or impair any such Conveyance Action or to cause a termination or dissolution of such Partnership because of such Conveyance Action.

                  (b) As of the Closing, the Operating Partnership irrevocably waives, releases and forever discharges the Contributor and the Contributor's agents, attorneys, successors and assigns of and from, any and all charges, complaints, claims, liabilities, damages, actions, causes of action losses and costs of any nature whatsoever (collectively, "OPERATING PARTNERSHIP CLAIMS"), known or unknown, suspected or unsuspected, arising out of or relating to any Partnership Agreement, this Contribution Agreement or any other matter which exists at the Closing, except for Operating Partnership Claims arising from the breach of any representation, warranty, covenant or obligation under this Contribution Agreement.

                  (c) As of the Closing, the Contributor waives and relinquishes all rights and benefits otherwise afforded to the Contributor under any Partnership Agreement including, without limitation, any right to consent to or approve of the sale or contribution by the other partners of the applicable Partnership of their partnership interests to the Company or the Operating Partnership.

         6.11 Confidentiality. (a) The Contributor shall treat as strictly confidential the fact that the Company is contemplating an offering of its Common Stock until such time as the Company has filed a Registration Statement relating thereto with the Securities and Exchange Commission, and shall not communicate at any time the terms of this Agreement to any person other than counsel or advisors to the Contributor who agree to keep such terms confidential and any lender holding a lien on any Property Interests.

         (b) Except as is necessary to disclose in Ed Feldman's bankruptcy case, the Contributor shall treat all information received from the Operating Partnership or its counsel or advisors pertaining to the Operating Partnership or the Company confidential and shall disseminate the same only to counsel to the Contributor who agree to keep such information confidential.

         6.12 Computation of Time. Any time period provided for herein which shall end on a Saturday, Sunday or bank or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are New York City time.

         6.13 Survival. It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of the Operating Partnership set forth in this Agreement shall survive the consummation of the transactions contemplated hereby.

         6.14 Time of the Essence. Time is of the essence with respect to all obligations of the Contributor under this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                         OPERATING PARTNERSHIP:

                                         TOWER REALTY OPERATING PARTNERSHIP,
                                         L.P.

                                         By:  TOWER REALTY TRUST, INC.,
                                              its general partner


                                              By:   /s/Lawrence H. Feldman
                                                    ----------------------------
                                                    Name:  Lawrence H. Feldman
                                                    Title: President


CONTRIBUTOR'S ADDRESS:                   CONTRIBUTOR:

ALLAN B. MENDELSOHN, Trustee             ALLAN B. MENDELSOHN,
c/o Salomon, Green & Ostrow, P.C.        as Chapter 7 Trustee of EDWARD FELDMAN
919 Third Avenue
New York, New York 10022

                                              By:   /s/Allan B. Mendelsohn
                                                    ----------------------------
                                                    Name:  Allan B. Mendelsohn

                                    EXHIBIT A
                                       to
                             CONTRIBUTION AGREEMENT


                      CONTRIBUTION AND ASSUMPTION AGREEMENT


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, contributes and conveys to [Tower Realty Operating Partnership, L.P. a Delaware limited partnership (the "ASSIGNEE"), his or its entire legal and beneficial right, title and interest in and to all general or limited partnership interests (the "INTEREST") held by him or it in [name of Partnership] (the "PARTNERSHIP"), including, without limitation, all rights to receive distributions of money, profits and other assets from or relating to the Partnership or the Interest presently existing or hereafter at any time arising or accruing TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns, forever.

         Upon the execution and delivery hereof, the Assignee assumes all obligations in respect of the Interest.


Executed: May 15, 1997                  ALLAN B. MENDELSOHN,
              --                        as Chapter 7 Trustee of EDWARD FELDMAN
              2:12 PM


                                        By:  /s/ Allan B. Mendelsohn
                                             ----------------------------
                                             Name:
                                             Title: